UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2023

Vintage Wine Estates, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40016	87-1005902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard Suite 210
Incline Village, Nevada		89451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 289-9463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 27, 2023, Vintage Wine Estates, Inc. ("VWE" or the "Company") issued a press release announcing, among other things, certain updates to its preliminary unaudited financial results for the fiscal year ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 hereto and such portions related to its preliminary unaudited financial results are incorporated herein by reference.

The information set forth, or referred to, in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 25, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, after discussion with management and the Company’s independent registered public accounting firm, determined that the Company’s previously issued interim financial statements included in the quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed on May 10, 2023, interim financial statements included in the quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2022, filed on May 10, 2023, and interim financial statements included in the quarterly report on Form 10-Q/A for the fiscal quarter ended September 30, 2022, filed on May 10, 2023 (each a “Previous Filing” and collectively “Previous Filings”), should no longer be relied upon and should be restated due to the identification of accounting errors. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results or other financial information contained in the Previous Filings should no longer be relied upon.

The required adjustments were identified during the course of management’s review of the Company’s financial statements in conjunction with the year-end audit. The required adjustments are primarily the result of a reassessment of technical accounting matters in the first and second quarters and the reversal of revenue recognition in the third quarter due to the inability to collect payment with subsequent recovery of inventory. The Company is also correcting and/or reclassifying certain other immaterial items for other periods presented.

These matters did not involve any misconduct with respect to the Company, its management or employees.

The noted adjustments reflect preliminary information for the affected quarters and are based on facts and information available to the Company’s management as of the date of this report and are subject to potential further changes upon completion of the Company’s financial review and restatement procedures.

As a result of the accounting errors identified, the Company will:

a)	restate its unaudited condensed consolidated financial statements and the notes thereto included in the Previous Filings; and
b)	amend its Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) related to the Previous Filings.

The Company intends to file amendments to the Previous Filings in order to restate the financial statements for the affected periods as soon as practicable.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Cherry Bekaert LLP.

Due to the impact of the above matters on the Company’s ability to timely file its financial statements, the Company intends to file a Form 12b-25 (NT 10-K) to extend the filing date for the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023. The Company anticipates filing its Form 10-K for the fiscal year ended June 30, 2023, in the time frame permitted by Rule 12b-25, although no assurances can be given as to the Company’s ability to meet this timeline.

Item 7.01 — Regulation FD Disclosure

On September 27, 2023, the Company issued a press release announcing, among other things, the timing of reporting discussed in Item 4.02 above and that the Company is seeking to enter into an amendment to its credit agreement for covenant relief prior to reporting fiscal 2023 year-end results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and, except to the extent incorporated into Item 2.02 above, is incorporated herein by reference.

The information set forth, or referred to, in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 27, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than those of historical fact. Certain of these forward-looking statements can be identified by the use of words such as “anticipates,” “intends,” “should,” “will,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement, as well as statements regarding the Company’s anticipated filing of its financial results for the year ended June 30, 2023. These statements are based on the Company’s current expectations as of the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not undertake any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise, except as required by law. Accordingly, readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc. (Registrant)

Date:	September 27, 2023	By:	/s/ Kristina Johnston
Kristina Johnston Chief Financial Officer